Exhibit 10.2
Portions of this exhibit indicated by “***” have been omitted pursuant to the Company’s request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.
FIRST AMENDMENT
TO
AMENDED AND RESTATED PFP ADVERTISER
DISTRIBUTION AGREEMENT
     This First Amendment to Amended and Restated PFP Advertiser Distribution Agreement (“Amendment”) is effective as of the 1st day of March, 2008 (the “First Amendment Effective Date”) and entered into by and between Local.com Corporation (f/k/a Interchange Corporation), a Delaware corporation, whose principal offices are located at One Technology Drive, Building G, Irvine CA 92618 (“Local”), and Idearc Media Corp. (f/k/a Verizon Directories Corp.), a Delaware corporation, with its principal place of business located at 2200 West Airfield Drive, D/FW Airport, Texas 75261 (“Idearc”), to amend the Amended and Restated PFP Advertiser Distribution Agreement effective as of March 1, 2007 and entered into by and between Local and Idearc (the “Agreement”).
1. Amendments. The Agreement is hereby amended, as of the First Amendment Effective Date, as follows:
a.	Background Paragraph B. Paragraph B of the Background section of the Agreement is amended to read in its entirety as follows:

Local offers Internet users access to (1) various content and services through (a) the Internet web site it owns, operates, hosts and maintains located at http://www.local.com (referred to as the “Local.com Web Site”) and (b) the Internet web site it owns, operates, hosts and maintains located at www.premierguide.com (which Local obtained in connection with its acquisition of the assets of PremierGuide, Inc. on or about July 2007) (the “PG Local-Owned Web Site”), (2) co-branded and private label versions of such content and services (corresponding to the LC Third Party Web Sites (defined below)) on Internet web pages that are owned, operated, hosted and maintained by Local on its own servers and systems (each group of such pages corresponding to each LC Third Party Site, an “LC Co-Branded Site”, and every LC Co-Branded Site, collectively, the “LC Co-Branded Sites”), and (3) various content and services through other Internet web sites which are owned, hosted, operated and maintained by Third Party Networked Web Site Owner(s) (defined below) (collectively, the “Local Networked Sites” and each, a “Local Networked Site”). “LC Third Party Web Site” means each of, and “LC Third Party Web Sites” means all of, (a) the PG Third Party Web Sites, (b) such other web site(s) that are owned and operated by a third party and for which Local hosts a corresponding LC Co-Branded Web Site as of March 1, 2008, and (c) such other web site(s) that are owned and operated by a third party and that Idearc approves (as “LC Third Party Web Site(s)” under this Agreement) in writing after Local’s request (which approval Idearc may grant or deny in its sole discretion) and for which Local hosts a corresponding LC Co-Branded Web Site. “PG Third Party

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Web Site” means each of, and “PG Third Party Web Sites” means all of, the web sites that are owned and operated by a third party and regarding which Local obtained the right to provide local search and directory services in connection with its acquisition of the assets of PremierGuide, Inc. on or about July 2007, and for which Local hosts a corresponding LC Co-Branded Site. “LC Web Site” means each of, and “LC Web Sites” means all of, the LC Co-Branded Sites and the PG Local-Owned Web Site. “Local Web Site” means each of, and “Local Web Sites” means all of, the Local.com Web Site and the LC Web Sites. The “Local Network” means the Local Web Sites, the LC Third Party Web Sites and the Local Networked Sites, collectively.

b.	Background Paragraph C. Paragraph C of the Background section of the Agreement is amended to read in its entirety as follows:

Local desires to (a) host search forms (on which users may enter search criteria) and submission buttons and submission links (through which a search is submitted to Local for information about local businesses) on the Local.com Web Site, the PG Local-Owned Web Site and the LC Co-Branded Sites (each such search form, submission button or submission link, a “Local Hosted Search Form” and, collectively, the “Local Hosted Search Forms”), (b) allow the owner of each LC Third Party Web Site, for which Local hosts a corresponding LC Co-Branded Site, to host search forms and submission buttons and submission links on such LC Third Party Web Site (each such search form, submission button or submission link, an “LC TP Search Form” and, collectively, the “LC TP Search Forms”) and to receive search criteria submitted by the end user through such LC TP Search Forms, and (c) send such search criteria submitted by users through such Local Search Forms (defined below) from the Local Server(s) (defined below), to the server(s) that host the Superpages.com Web Site (the “Superpages.com Server(s)”), and Idearc desires to send, in eXtensible Markup Language format (“XML format”), Search Results (as defined below) from the database(s) that serves the Superpages.com Service (the “Superpages.com Business Database”) to the Local Server(s), for display (1) on the search results page(s) on the section of the Local.com Web Site, PG Local-Owned Web Site or LC Co-Branded Site on which the Local SF Search (defined below) originated (in the case of Local SF Searches submitted through a Local Hosted Search Form) or for display on search results page(s) of the LC Co-Branded Site corresponding to the LC Third Party Web Site on which the Local SF Search originated (in the case of Local SF Searches submitted through an LC TP Search Form) (such search results page(s) on the Local Web Sites may hereinafter be referred to as the “Local SF Results Page(s)”) and (2) at Local’s option, on Local Business Detail Pages (defined below) and Additional Local Pages (defined below), subject to the terms and conditions set forth in this Agreement. “Local Search Form” means each of, and “Local Search Forms” means all of, the Local Hosted Search Forms and the LC TP Search Forms.

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c.	Background Paragraph E. Paragraph E of the Background section of the Agreement is amended to read in its entirety as follows:

Local has implemented search engine marketing strategies (including, without limitation, search engine optimization strategies) with respect to the Local.com Web Site, and Local desires to send Search Criteria (defined below) submitted by users of Search Engines (defined below) from the Local Server(s), to the Superpages.com Server(s), and Idearc desires to send, in XML format, Search Results, from the Superpages.com Business Database to the Local Server(s), for display (1) on the search results page(s) on the Local.com Web Site (such search results pages, the “Local SEM Results Page(s)”), accessible via a link on the Search Engine on which the Search Criteria was submitted, and (2) at Local’s option, on Local Business Detail Pages (defined below) and Additional Local Pages (defined below), subject to the terms and conditions set forth in this Agreement.

d.	Local Web Site(s); Local.com Web Site. The Agreement is amended to (i) change the reference to “Local Web Site” in Section 10(c) to “Local Web Sites”, (ii) change the references to “Local Web Site” in Section 3(a) and Section 3(b)(ii) to “Local.com Web Site”, and (iii) change the references to “the Local Web Site” in Sections 1(q), 1(r), and 1(gg) to “a Local Web Site”.

e.	Definitions.
i.	Local Qualified Click. Section 1(l) is amended to read in its entirety as follows:

“Local Qualified Click(s)” means (i) with regard to a PPC Ad, an end-user action consisting of clicking on an active link of a PPC Ad (1) displayed on a Local Results Page in accordance with the terms and conditions of this Agreement or (2) displayed on a Local Business Detail Page in accordance with the terms and conditions of this Agreement or (3) displayed on an Additional Local Page in accordance with the terms and conditions of this Agreement, and (ii) with respect to a PfC Ad, an end-user action consisting of clicking on an active link or button associated with a telephone number contained in a PfC Ad (1) displayed on a Local Results Page in accordance with the terms and conditions of this Agreement or (2) displayed on a Local Business Detail Page in accordance with the terms and conditions of this Agreement or (3) displayed on an Additional Local Page in accordance with the terms and conditions of this Agreement, but excluding Invalid Clicks.

ii.	Local SEM Search. Section 1(o) is amended to read in its entirety as follows:

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“Local SEM Search(es)” means the process whereby Local sends Search Criteria (some of which is submitted by users of a Search Engine) from the Local Server(s) to the Superpages.com Server(s), and Idearc sends, in XML format, Search Results related to such Search Criteria to the Local Server(s), and Local displays such Search Results on the Local SEM Results Pages accessible via a link on the Search Engine on which the Search Criteria was submitted (and, at Local’s option, on Local Business Detail Pages or Additional Local Pages), in accordance with this Agreement.

iii.	Local SF Search. Section 1(p) is amended to read in its entirety as follows:

“Local SF Search” means the process whereby Local sends Search Criteria (some of which is submitted by a user through a Local Search Form) from the Local Server(s) to the Superpages.com server(s), and Idearc sends, in XML format, Search Results relating to such Search Criteria to the Local Server(s), and Local displays such Search Results on Local SF Results Pages (and, at Local’s option, on Local Business Detail Pages or Additional Local Pages) in accordance with this Agreement (excluding any search conducted through the use of search form(s) into which the Search Form(s) may be incorporated, but which does not involve Idearc).

iv.	Qualified Click. Section 1(aa) is amended to read in its entirety as follows:

“Qualified Click(s)” means (i) with regard to a PPC Ad, an end-user action consisting of clicking on an active link of a PPC Ad (1) displayed on a Results Page in accordance with the terms and conditions of this Agreement or (2) displayed on a Local Business Detail Page in accordance with the terms and conditions of this Agreement or (3) displayed on an Additional Local Page in accordance with the terms and conditions of this Agreement, and (ii) with respect to a PfC Ad, an end-user action consisting of clicking on an active link or button associated with a telephone number contained in a PfC Ad (1) displayed on a Results Page in accordance with the terms and conditions of this Agreement or (2) displayed on a Local Business Detail Page in accordance with the terms and conditions of this Agreement or (3) displayed on an Additional Local Page in accordance with the terms and conditions of this Agreement, but excluding Invalid Clicks.

v.	Search Criteria. Section 1(ff)(ii) is amended to delete the words “to Idearc”.

vi.	Search Page. Section 1(kk) is amended to read in its entirety as follows:

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“Search Page” shall mean each of, and “Search Pages” shall mean all of, the Local Search Pages, LC TP Search Pages (defined below), and Network Search Pages.

vii.	Additional Definitions. Section 1 is amended to add the following definitions, as subsections (rr), (ss), (tt) and (uu) respectively:

“Additional Local Page(s)” means page(s) of a Local Web Site that Idearc approves (as “Additional Local Page(s)” under this Agreement) in writing after Local’s written request (which approval Idearc may grant or deny in its sole discretion). Notwithstanding anything to the contrary, an “Additional Local Page” is not a “Local Results Page” or a “Local SF Results Page” or a “Local SEM Results Page” or a “Results Page” for purposes of this Agreement.

“Local Business Detail Page” means each of, and “Local Business Detail Pages” means all of, the pages hosted by Local on a Local Web Site, which include detailed information about a business. Notwithstanding anything to the contrary, a “Local Business Detail Page” is not a “Local Results Page” or a “Local SF Results Page” or a “Local SEM Results Page” or a “Results Page” for purposes of this Agreement.

“Local Query” means a Query in which the Search Criteria elements that are submitted by users are submitted through a Local Search Form or a Search Engine.

“LC TP Web Site Owner(s)” means third party(ies) that own, operate, host or maintain one or more LC Third Party Web Sites.

“LC TP Server(s)” means the server(s) that host LC Third Party Web Site(s).
f.	Term; Renewal. Section 2, first sentence, is amended to read in its entirety as follows:

Unless sooner terminated in accordance with the terms of this Agreement, this Agreement will commence on the Amended Effective Date and will continue for a period of one (1) year following March 1, 2008 (the “First Amendment Initial Term”), after which it will automatically renew and extend on a month to month basis until terminated in accordance with this Agreement (collectively, the “Term”). Either party may terminate this Agreement after it converts to a month to month term for any reason or no reason upon *** days prior written notice to the other party.

g.	Search Forms. Section 3(b), third sentence is amended as follows:

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From:
In no event shall Local allow any third party hosting a Network Search Form (or any other third party) to transmit Search Criteria directly to Idearc.
To:
In no event shall Local allow any third party hosting a Network Search Form or an LC TP Search Form (or any other third party) to transmit Search Criteria directly to Idearc.
h.	Search Pages. Section 3(c) is amended to read in its entirety as follows:

Local shall, at all times during the Term of this Agreement, (i) host the Local Search Pages on its own servers and systems, (ii) ensure that all Network Search Pages are hosted, operated and maintained by the Third Party Networked Web Site Owner which owns the Related Web Site which includes such Network Search Page, (iii) ensure that each page of each LC Third Party Web Site that contains an LC TP Search Form (each, a “LC TP Search Page” and, collectively, the “LC TP Search Pages”) is hosted, operated and maintained by the third party which owns such LC Third Party Web Site, and (iv) use its best efforts to make the Search Forms and the related functionality accessible to end users of the Local Network as contemplated in this Agreement.

i.	Local’s Obligations. Section 3(f)(i) is amended to read in its entirety as follows:
     i. Receive Search Results sent from the Superpages.com Server(s) to the Local Server(s) in response to each Query, and shall:
          1. with respect to each Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine, (a) display (to the end user who initiated such Local Query) the PFP Ads contained within Search Results resulting from such Local Query on each applicable resulting Local Results Page of the Local.com Web Site, in accordance with the rules set forth on Exhibit H-1 to this Agreement (the “Local.com Results Page Display Rules”), without altering the content of the PFP Ads, and (b) at Local’s option, display (to the end user who initiated such Local Query) one or more PFP Ads contained within Search Results resulting from such Local Query on any Local Business Detail Page(s) and any Additional Local Page(s) on the Local.com Web Site (only in such position(s), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement), without altering the content of the PFP Ads and in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each Local Business Detail Page and each Additional Local Page, if Local displays *** PFP Ads on such page, even if the PFP Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the *** PFP Ad on such page is the *** PFP Ad provided by Idearc in response to the Local Query

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relevant to such page (although not necessarily the *** advertisement appearing on such page) and that the *** PFP Ad (if any) on such page is the *** PFP Ad provided by Idearc in response to the Local Query relevant to such page (although not necessarily the *** advertisement appearing on such page), etc.) or as otherwise reasonably requested by Idearc. Notwithstanding anything to the contrary, in no event shall Local display any PFP Ad (generated in response to a Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine) at any position on any Local Business Detail Page or any Additional Local Page without the prior written approval of Idearc. Local shall ensure that *** featured advertising box (labeled “Featured Sponsors” or labeled with similar text) appears on each Local Results Page on the Local.com Web Site resulting from a Local Query, above the fold, and before any other featured advertising space (the “*** Featured Advertising Box”), which will initially appear as set forth in Exhibit F (Mock-Up of Results Page on Local.com Web Site). Except as expressly set forth in the Local.com Results Page Display Rules, Local reserves the right, at its sole discretion, to determine the look, feel, style, format, navigation and all usability and visual design elements of the Local.com Web Site, including but not limited to all content and adverting positions but expressly excluding each and every PFP Ad. Notwithstanding anything in this Agreement to the contrary, Local will not be obligated to display the *** Featured Advertising Box, in whole or in part, on Local SEM Results Pages displayed in response to a Local Query initiated through a Search Engine of a Search Engine Partner (defined below) when prohibited by Local’s advertising agreement with Yahoo (existing as of the First Amendment Effective Date) and associated display rules with MSN, Google, Yahoo and ASK (each, a “Search Engine Partner” and collectively “Search Engine Partners”) which may change from time to time at the sole discretion of the Search Engine Partners.
          2. with respect to each Local Query initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form, (a) at Local’s option, display (to the end user who initiated such Local Query) PFP Ad(s) (contained within Search Results provided by Idearc as a result of such Local Query) on the Local Results Pages of the particular Local Web Site from which such Local Query was initiated (or, to the extent such Local Query producing such PFP Ads was initiated on an LC Third Party Web Site, on the Local Results Pages of the LC Co-Branded Web Site corresponding to such LC Third Party Web Site), in accordance with the rules set forth on Exhibit H-2 to this Agreement (the “LC Web Sites – Results Page Display Rules”), without altering the content of the PFP Ads, and (b) at Local’s option, display (to the end user who initiated such Local Query) *** PFP Ads contained within Search Results resulting from such Local Query on any Local Business Detail Page(s) and any Additional Local Page(s) on the particular Local Web Site from which such Local Query was initiated (or, to the extent such Local Query producing such PFP Ads was initiated on an LC Third Party Web Site, on the LC Co-Branded Web Site corresponding to such LC Third Party Web Site) (only in such

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position(s), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement), without altering the content of the PFP Ads and in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each Local Business Detail Page and each Additional Local Page, if Local displays *** PFP Ads on such page, even if the PFP Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the *** PFP Ad on such page is the *** PFP Ad provided by Idearc in response to the Local Query relevant to such page (although not necessarily the *** advertisement appearing on such page) and that the *** PFP Ad (if any) on such page is the *** PFP Ad provided by Idearc in response to the Local Query relevant to such page (although not necessarily the *** advertisement appearing on such page), etc.) or as otherwise reasonably requested by Idearc. Notwithstanding anything to the contrary, in no event shall Local display any PFP Ad (generated in response to a Local Query initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form) at any position on any Local Business Detail Page or any Additional Local Page without the prior written approval of Idearc. Except as expressly set forth in the LC Web Sites – Results Page Display Rules, Local reserves the right, at its sole discretion, to determine the look, feel, style, format, navigation and all usability and visual design elements of the LC Web Sites, including but not limited to all content and adverting positions but expressly excluding each and every PFP Ad.
          3. with respect to Search Results resulting from a Network Search, transmit all such Search Results directly to the appropriate Third Party Networked Server hosting the Network Search Page from which the Network Search originated, and ensure that the Third Party Networked Web Site Owner operating such Third Party Networked Server displays all such Search Results on the resulting Network Results Pages on the Local Networked Site on which the Network Search originated, without alteration to the content and in the order, format and manner provided by Idearc (i.e., even if the Search Results are displayed along with search results from sources other than the PFP Service, the *** PFP Ad on a Network Results Page(s) shall be the *** PFP Ad provided by Idearc in response to the Network Search generating such Network Results Page(s) (although not necessarily the *** advertisement appearing on such Network Results Page(s)).
j.	Local’s Obligations. Section 3(f) is amended to add a new subsections (vii), (viii) and (ix), to read in their entirety as follows:

(vii) Host, operate and maintain an LC Co-Branded Site (on Internet web pages that are owned, operated, hosted and maintained by Local on its own servers and systems) corresponding to (1) each web site that is owned and operated by a third party and regarding which Local obtained the right to provide local search and directory services in connection with its acquisition of the assets of PremierGuide,

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Inc. on or about July 2007, and (2) each web site that Idearc approves in writing as an LC Third Party Web Site;

(viii) (1) Host, operate and maintain each Local Business Detail Page and each Additional Local Page on its own servers and systems, and (2) not add any link, content, feature or functionality to (or in association with) any PFP Ad without Idearc’s prior written consent, notwithstanding anything to the contrary; and

k.	Local’s Obligations. Sections 3(f)(ii), 3(f)(iv) and 3(f)(v) are amended to add “and Local Business Detail Pages and Additional Local Pages” after each reference to “Results Pages”, Section 3(f)(iii) is amended to add “the” before the reference to “Search”, and Section 3(f)(vi) is amended to add “and links” after the reference to “Searches”.

l.	License Grants; Covenants — Idearc. Section 4(a), subsection (iii), is amended as follows:
From:
display the Search Results resulting from a Local Search within the resulting Local Results Pages on the Local Web Site
To:
display the Search Results resulting from a Local Search initiated through a Local Hosted Search Form within the Local Results Pages (and Local Business Detail Pages and Additional Local Pages) on the Local Web Site on which the Local Search originated (to the end user who initiated such Local Search), display the Search Results resulting from a Local Search initiated through an LC TP Search Form within the Local Results Pages (and Local Business Detail Pages and Additional Local Pages) on the LC Co-Branded Site corresponding to the LC Third Party Web Site on which the Local Search was originated (to the end user who initiated such Local Search), and display the Search Results resulting from a Local Search initiated through a Search Engine within the Local Results Pages (and Local Business Detail Pages and Additional Local Pages) of the Local.com Web Site to the end user who initiated such Local Search
m.	License Grants; Covenants — Local.
i.	Section 4(b)(ii) is amended to read in its entirety as follows:

it will ensure that the Third Party Networked Servers are owned and operated by the Third Party Networked Web Site Owner which owns the Local Networked Site served by such Third Party Networked Server, and it will ensure that the LC TP Servers are owned an operated by the LC TP Web Site Owner which owns the LC Third Party Web Site served by such LC TP Server

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ii.	Section 4(b)(xi) is amended to read in its entirety as follows:

it will not (and will ensure that each Third Party Networked Web Site Owner and each LC TP Web Site Owner does not) use, or allow the use of, any hyperlink to the Superpages.com Web Site or other device to “datamine” the Superpages.com Business Database in any way

iii.	Section 4(b)(xii) is amended to read in its entirety as follows:

it will ensure that no Third Party Networked Web Site Owner and no Search Engine Owner and no LC TP Web Site Owner sends Search Criteria submitted through a Search Form directly to any Superpages.com Server

iv.	Section 4(b)(xiv) is amended to read in its entirety as follows:

it will ensure that no Search Engine Owner and no LC TP Web Site Owner engages in any activity with respect to the PFP Service (including, without limitation, Search Results related thereto) except as expressly contemplated herein,

v.	Section 4(b) is amended to add the following:

and (xv) it will not transfer, transmit, distribute, provide or otherwise make available all or any portion of any Search Results to any LC TP Web Site Owner or any LC TP Server, and (xvi) it will ensure that each LC TP Web Site Owner does not edit, modify or create any derivative works of all or any part of the SuperPages.com Service without Idearc’s express prior written consent.
n.	Traffic Credits. Section 5(b) is amended to read in its entirety as follows:

Local acknowledges and agrees that, notwithstanding anything to the contrary, the Parties intend for Idearc to receive all web site traffic credit for all pages of the Local.com Web Site as measured by ComScore/Media Metrix, including, without limitation, *** The technical implementation of the method for assigning traffic credit as set forth above will be performed by Local in its sole discretion. In addition, Local shall make reasonable efforts to ensure that Idearc receives all web site traffic credit for all pages of the Local.com Web Site as measured by Neilson, including, without limitation, ***

o.	Compensation — Revenue Share). Section 6(a)(i) is amended to read in its entirety as follows:
i.	Local Web Sites.

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          1. Amount. With respect to each calendar month of this Agreement (beginning with March 2008), Idearc will pay Local the Local PFP Revenue Share for such calendar month, in accordance with the provisions of Section 6(a)(i)(2), below. The “Local PFP Revenue Share” for a calendar month is determined as follows: (i) if Total Revenue (as defined in this subsection) relating to such calendar month is of a total amount that is less than or equal to ***, the Local PFP Revenue Share for such calendar month is *** of the Local Revenue relating to such calendar month (ii) if Total Revenue (as defined in this subsection) relating to such calendar month is of a total amount that is greater than or equal to *** and less than or equal to ***, the Local PFP Revenue Share for such calendar month is *** of the Local Revenue related to such calendar month and (iii) if Total Revenue (as defined in this subsection) relating to such calendar month is of a total amount that is greater than or equal to ***, the Local PFP Revenue Share for such calendar month is *** of the Local Revenue relating to such calendar month. For purposes of this Agreement, (a) “Total Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Qualified Clicks (occurring during such calendar month) on PPC Ads and (ii) the PPC Equivalent Bid Amount for each Qualified Click (occurring during such calendar month) on a PfC Ad, to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Qualified Clicks, and (b) “Local Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Local Qualified Clicks (occurring during such calendar month) on PPC Ads and (ii) the PPC Equivalent Bid Amount for each Local Qualified Click (occurring during such calendar month) on a PfC Ad, to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Local Qualified Clicks. For example, if Total Revenue relating to April 2008 is of a total amount of ***, and Local Revenue for April 2008 is of a total amount of ***, Idearc will pay Local ***, in accordance with the provisions of Section 6(a)(i)(2), below).
          2. Time and Manner of Payment. Commencing on March 1, 2008 and continuing throughout the remaining Term of this Agreement, Idearc will pay Local the Local PFP Revenue Share, with respect to each calendar month of the Term of this Agreement (beginning with March 2008), within *** days of the expiration of such calendar month.
p.	Compensation — Revenue Share). Section 6(a)(ii) is amended to read in its entirety as follows:
ii.	Network Results Pages.
          1. Amount. With respect to each calendar month of this Agreement (beginning with March 1, 2008), Idearc will pay Local the Network PFP Revenue Share for such calendar month, in accordance with the provisions of Section

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6(a)(ii)(2), below. The “Network PFP Revenue Share” for a calendar month is determined as follows: (i) if Total Revenue relating to such calendar month is of a total amount that is less than or equal to ***, the Network PFP Revenue Share for such calendar month is *** of the Network Revenue relating to such calendar month and (ii) if Total Revenue relating to such calendar month is of a total amount that is greater than or equal to ***, the Network PFP Revenue Share for such calendar month is *** of the Network Revenue relating to such calendar month. For purposes of this Agreement, “Network Revenue”, with respect to each calendar month, means *** of (i) all fees billed by Idearc to its Bid Program advertisers for Network Qualified Clicks (occurring during such calendar month) on PPC Ads displayed on a Network Results Page in accordance with the terms and conditions of this Agreement and (ii) the PPC Equivalent Bid Amount for each Network Qualified Click (occurring during such calendar month) on a PfC Ad displayed on a Network Results Page in accordance with the terms and conditions of this Agreement, to the express exclusion of any “minimum monthly fees” or other fees due to Idearc from its advertisers that are not applied towards PPC or PfC fees for Network Qualified Clicks. For example, if Total Revenue relating to April 2008 is of a total amount of *** and Network Revenue relating to April 2008 is of a total amount of ***, Idearc will pay Local ***, in accordance with the provisions of Section 6(a)(ii)(2), below).
2. Time and Manner of Payment. Commencing on March 1, 2008 and continuing throughout the remaining Term of this Agreement, Idearc will pay Local the Network PFP Revenue Share, with respect to each calendar month of the Term of this Agreement (beginning with March 2008), within *** days of the expiration of such calendar month.
q.	Compensation – Revenue Share — Miscellaneous. Section 6(a)(iii) is amended to add the following, as the first sentence thereof:

The Parties acknowledge and agree that the reference to *** in the definitions of Total Revenue, Local Revenue and Network Revenue in this Agreement represents *** (the “Monthly Adjustment”). The Monthly Adjustment includes ***.

r.	Compensation – Revenue Share — Invalid Clicks. Section 6(a)(iv) is amended to read in its entirety as follows:

Notwithstanding anything to the contrary, Idearc will have no payment obligation whatsoever hereunder with respect to any Invalid Clicks. Notwithstanding anything to the contrary, Local shall (and, with respect to Local Networked Sites and LC Third Party Web Sites, shall ensure that the appropriate Third Party Networked Web Site Owner and LC TP Web Site Owner, respectively) (a) make(s) commercially reasonable efforts to prevent “bots”, “spiders” or other automated processes or mechanisms from executing clicks on Pay For Performance Advertisement(s) on the Local Network and from executing queries

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from the Local Network (and from executing queries from a Search Engine), and (b) promptly block(s) the IP addresses of any sites or servers which Idearc may request that Local block from time to time in writing. Local shall notify Idearc as soon as reasonably practical if a bot, spider, other similar process, mechanism, network or user cannot be stopped from clicking on Pay For Performance Advertisements on a Local Web Site or a Local Networked Site or from executing queries on a Local Web Site or a Local Networked Site or an LC Third Party Web Site (or from executing queries from a Search Engine), and shall not object if Idearc blocks such IP addresses at its own initiative and expense on the Superpages Web Site (which Idearc will have the right to do, notwithstanding anything to the contrary). Local shall ensure that each Third Party Networked Web Site Owner notifies Local of the IP addresses of any entities that that appear to be using “bots”, “spiders” or other similar mechanisms used to execute clicks. Local shall, throughout the Term of the Agreement, dynamically provide to Idearc the unique user IP addresses in the manner specified by Idearc on a per click basis.

s.	Compensation — Monthly Local Query Fee. The Agreement is amended to delete Section 6(b) in its entirety.

t.	Compensation – Implementation and Set-Up Fee. Section 6(c) is amended to add the following sentence after the existing sentence:

In consideration for the effort to engineer, implement and provide these services, Idearc agrees to pay a non-refundable engineering, implementation and set-up fee of ***, which will be due on ***.

u.	Exclusivity. Section 9 is amended to read in its entirety as follows:

a. Idearc will be the exclusive provider for each Primary Exclusive PFP Ad Position (defined in Exhibit H-1), and Local shall not display any advertisement or content within any Primary Exclusive PFP Ad Position other than a PFP Ad (displayed in accordance with this Agreement). Notwithstanding the foregoing, if Local does not receive relevant Search Results from Idearc for any Local.com Query in *** seconds or less from the time of Local’s submission of the Search Criteria for such Local Query (a “Timed-Out Local.com Query”), Local may display Local Ads and advertisements or content from a third-party for such Timed-Out Local.com Query in the Primary Exclusive PFP Ad Position, as Local’s sole and exclusive remedy. For purposes of this Agreement, a “Local.com Query” means a Query in which the Search Criteria elements that are submitted by users are submitted through a Local Search Form on the Local.com Web Site or a Search Engine regarding which Local has implemented one or more search engine marketing strategies to drive traffic to the Local.com Web Site. Local shall monitor the percentage of Local.com Queries that are Timed-Out Local.com Queries, and to the extent that greater than *** of all Local.com Queries in a calendar month are Timed-Out Local.com Queries, Local

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shall notify Idearc (in a mutually agreed upon manner) and each Party shall use commercially reasonable efforts to reduce the number of Timed-Out Local.com Queries in the following calendar months to a number which is less than or equal to *** of all Queries.

b. In addition, Idearc will be the exclusive provider for each Exclusive PFP Backfill Position (defined in Exhibit H-1), and Local shall not display any advertisement or content within any Exclusive PFP Backfill Position other than a PFP Ad (displayed in accordance with this Agreement).

c. Except as expressly provided in this Agreement, this Agreement is non-exclusive. As such, (a) Local reserves the right to display Pay For Performance Advertisements on a non-exclusive basis with respect to Local advertisers and advertisers of third parties, except as expressly provided in this Agreement, and (b) Idearc reserves the right to provide the PFP Service, in whole or in part, to third parties.

v.	Termination for Convenience. Section 11(b) is amended to replace “Amended Initial Term” with “First Amendment Initial Term”.

w.	Indemnification – Idearc. Section 14(b), first and second sentences, are amended to add “or LC TP Web Site Owner” immediately before the end of each such sentence.

x.	Indemnification – Local. Section 14(c) is amended to read in its entirety as follows:

Local shall further indemnify, defend and hold Idearc harmless from and against any and all Damages suffered or incurred by Idearc in connection with any Proceeding against Idearc arising from (i) any content on, or the operation of, any Local.com Web Site or any Local Networked Site (except as to the content of any Search Results provided by Idearc hereunder to the extent that such Search Results were displayed as required by this Agreement without modification by Local or a Third Party Networked Web Site Owner or any Search Engine Owner), which violates any applicable local, state or federal licensing requirement or any applicable law (including without limitation, laws prohibiting false, fraudulent, deceptive or misleading advertising and laws prohibiting defamation, obscenity, indecency and pornography), (ii) any LC Web Site or any LC Third Party Web Site or any Local Business Detail Page or any Additional Local Page (except as to the content of any Search Results provided by Idearc hereunder to the extent that such Search Results were displayed as required by this Agreement without modification by Local or any LC TP Web Site Owner or any Search Engine Owner), including, without limitation, the operation thereof and any content thereon which violates any applicable local, state or federal licensing requirement or any applicable law (including without limitation, laws prohibiting false, fraudulent, deceptive or misleading advertising and laws prohibiting defamation,

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obscenity, indecency and pornography), (iii) the negligence, gross negligence, willful misconduct or any action or failure to act of any Third Party Networked Web Site Owner or Search Engine Owner or any LC TP Web Site Owner, (iv) any infringement by any Third Party Networked Web Site Owner or Search Engine Owner or any LC TP Web Site Owner upon any third party’s intellectual property rights, privacy rights, or other third party rights, or (v) the domain name of any LC Co-Branded Site or any other site in the Local Network. Without limiting the generality of the foregoing provisions of Section 14, Local shall and does hereby agree to further indemnify, defend and hold Idearc harmless from and against any and all Damages suffered or incurred by Idearc in connection with any Proceeding against Idearc arising from or relating to any feature, mechanism or functionality in connection with which any Search Results are requested or used that violates or infringes upon any patent or other intellectual property right of any third party.

y.	Limitation of Liability; Disclaimers. Section 15(a) is amended to replace the reference to “Amendment Effective Date” with “Amended Effective Date”. Sections 15(b)(ii), 15(b)(iv) and 15(b)(v) are amended to add “or LC TP Web Site Owner” immediately after each reference to “Search Engine Owner”.

z.	Exhibit A (Form of Monthly Usage Reports by Local). Exhibit A is amended to read in its entirety as set forth in Schedule 1, attached hereto and incorporated herein.

aa.	Exhibit B (Form of Monthly Usage Reports by Idearc). Exhibit B is amended to read in its entirety as set forth in Schedule 2, attached hereto and incorporated herein.

bb.	Exhibit E (Guidelines for Advertising). Exhibit E is amended to (a) add “and each LC TP Web Site Owner” immediately after the reference to “Third Party Networked Web Site Owner”, and (b) replace “on the Search Pages or Results Pages” (in the introductory language) with “on any Search Page, Results Page, Business Profile Page or Additional Page and”.

cc.	Exhibit F. Exhibit F is amended to read in its entirety as set forth in Schedule 3, attached hereto and incorporated herein.

dd.	Exhibit G (Minimum Monthly Local Query Goals). The Agreement is amended to delete Exhibit G in its entirety.

ee.	Exhibit H (Display Rules). Exhibit H is amended to read in its entirety as set forth in Schedules 4 and 5, attached hereto and incorporated herein.
2. Miscellaneous. The undersigned, by their execution of this Amendment, represent that they are duly authorized to enter into this Amendment on behalf of Idearc and Local, respectively. This Amendment may be executed in one or more counterparts, any of which need

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not contain the signatures of both parties, but all signed counterparts taken together will constitute one and the same agreement. A facsimile signature will be deemed as valid as an original signature. All terms and conditions of the Agreement not expressly modified by this Amendment will remain in full force and effect. In the case of a conflict between this Amendment and the Agreement, this Amendment will govern and prevail. All Section headings, titles and subtitles are in this Amendment for convenience of reference only, and are to be ignored in any constructions of this Amendment’s provisions.

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     In Witness Whereof, the parties have executed this Amendment on the date(s) written below, but effective as of the First Amendment Effective Date.

LOCAL.COM CORPORATION		IDEARC MEDIA CORP.

By:	/s/ Douglas S. Norman	By:	/s/ Scott Laver

Printed Name:	Douglas S. Norman	Printed Name:	Scott Laver

Title:	CFO	Title:	President

Date:	3/7/08	Date:	3/7/08

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Schedule 1
Exhibit A
Form of Monthly Usage Reports by Local
The Time Out report generated by Local for each calendar month will show the number of Local.com Queries Local transmits to Idearc during such calendar month as well as the number of Timed-Out Local.com Queries in such calendar month. A percentage calculation will also be performed to show the % of Local.com Queries that are Timed-Out Local.com Queries. For each calendar month, the Time Out Report will be in the following format:

Time Out Report	#
# of Local.com Queries sent to Idearc
# of Timed-Out Local.com Queries
% of Local.com Queries that are Timed-Out Local.com Queries

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Schedule 2
Exhibit B
Form of Monthly Usage Reports by Idearc

Local PFP Revenue Share
Month/Year
Month
Total Local Queries
Local Searches
Coverage
CTR
Local Qualified Clicks
Local Revenue
Local PFP Revenue Share=

Network PFP Revenue Share
Month/Year
Network Qualified Clicks
Network PFP Revenue Share=

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Schedule 3
Exhibit F
Mock-Up of Results Page on Local.com Web Site

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Schedule 4
Exhibit H-1
Local.com Results Page Display Rules
For purposes of this Agreement, “Local Ads” means advertisements sold by Local’s sales force (or the third party call center sales agent acting on behalf of Local).
With respect to each Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine, Local shall display the PFP Ads contained within Search Results resulting from such Local Query on each applicable resulting Local Results Page of the Local.com Web Site, in accordance with the following rules:
1.	Local shall ensure that *** featured advertising box (labeled “Featured Sponsors” or labeled with similar text) appears on each Local Results Page on the Local.com Web Site resulting from such Local Query, above the fold, and before any other featured advertising space (i.e., the “***t Featured Advertising Box” defined above), which will initially appear as set forth in Exhibit F (Mock-Up of Results Page on Local.com Web Site). Local shall ensure that the *** Featured Advertising Box contains a minimum of *** advertising positions.
2.	Local shall display *** PFP Ad (contained within Search Results provided by Idearc as a result of such Local Query) in the *** advertising position in the *** Featured Advertising Box of each Local Results Page of the Local.com Web Site resulting from such Local Query (unless there are no PFP Ads contained within Search Results provided by Idearc as a result of such Local Query, in which event Local may display Local Ads and advertisements or content from a third party in such First Featured Advertising Box) (the advertising position in which Local is obligated to display a PFP Ad in accordance with the provisions of this Section 2 of this Exhibit H-1, the “Primary Exclusive PFP Ad Position”). For the avoidance of doubt, if there are less than *** advertising positions in the *** Featured Advertising Box of the Local Results Pages of the Local.com Web Site resulting from such Local Query, Local shall nevertheless display *** PFP Ad in such *** Featured Advertising Box on each such Local Results Page (unless there are *** PFP Ads contained within Search Results provided by Idearc as a result of such Local Query, in which event Local may display Local Ads and advertisements or content from a third party in such *** Featured Advertising Box on each such Local Results Page).
3.	In addition, if there are not enough Local Ads appropriate to the *** Featured Advertising Box on Local Results Pages of the Local.com Web Site resulting from such Local Query to fill the number of advertising positions remaining in the *** Featured Advertising Box on such Local Results Pages (after accommodating the PFP Ad placement described in Section 2 of this Exhibit H-1 and without repeating any Local Ad in any *** Featured Advertising Box) (such remaining advertising positions, the “FFA Backfill Positions”), then Local shall display PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) in the *** Featured Advertising Box (of each Local Results Page of the

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Local.com Web Site resulting from such Local Query) in an amount necessary to fill all FFA Backfill Positions (unless there are not enough PFP Ads contained within Search Results provided by Idearc as a result of such Local Query to fill all FFA Backfill Positions, in which case Local shall display the number of such PFP Ads remaining (after accommodating the PFP placement described in Section 2 of this Exhibit H-1) in the *** Featured Advertising Box (of each Local Results Page of the Local.com Web Site resulting from such Local Query), and Local may display Local Ads and advertisements or content from a third party in the remaining FFA Backfill Positions (after accommodating, and below, the PFP Ads that Local is obligated to display under this Section 3 of this Exhibit H-1) in the *** Featured Advertising Box (of each Local Results Page of the Local.com Web Site resulting from such Local Query)) (the advertising positions in which Local is obligated to display a PFP Ad in accordance with the provisions of this Section 3 of this Exhibit H-1, each an “Exclusive PFP Backfill Position”, and collectively, the “Exclusive PFP Backfill Positions”).
4.	In addition, Local may, at Local’s option, display PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) only in such additional position(s) (on Local Results Pages of the Local.com Web Site resulting from such Local Query), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement. Notwithstanding anything to the contrary, except with respect to Local’s obligations under Sections 1, 2 and 3 of this Exhibit H-1, in no event shall Local display any PFP Ad at any position on any Local Results Page of the Local.com Web Site without the prior written approval of Idearc.
5.	Notwithstanding anything to the contrary, with respect to each Local Results Page of the Local.com Web Site resulting from such Local Query, Local shall display the PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each Local Results Page of the Local.com Web Site resulting from such Local Query, even if the PFP Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the *** PFP Ad on such Local Results Page is the *** PFP Ad provided by Idearc in response to the Local Query generating such Local Results Page (although not necessarily the *** advertisement appearing on such Local Results Page) and that the *** PFP Ad (if any) on such Local Results Page is the *** PFP Ad provided by Idearc in response to the Local Query generating such Local Results Page (although not necessarily the *** advertisement appearing on such Local Results Page), etc., regardless of whether or not any of the PFP Ads that are displayed are displayed in a featured advertising box or otherwise) or as otherwise reasonably requested by Idearc.
6.	Notwithstanding anything to the contrary, with respect to each Local Query initiated through a Search Form on the Local.com Web Site or through a Search Engine, Local shall not display any PFP Ad contained within Search Results resulting from such Local Query on any single resulting Local Results Page more than one time, without the prior written consent of Idearc.

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Schedule 5
Exhibit H-2
LC Web Sites — Results Page Display Rules
With respect to each Local Query initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form, at Local’s option, Local may display *** of the PFP Ads (contained within Search Results provided by Idearc as a result of such Local Query) only in such additional position(s) (on the Local Results Pages of the applicable Local Web Site, as specified in Section 3(f)(i)(2) of this Agreement), if any, as Idearc may approve in writing and in advance, in its sole discretion from time to time during the Term of this Agreement, in the order, format and manner provided by Idearc (i.e., with respect to the order of placement on each such Local Results Page, if Local displays *** PFP Ads on such Local Results Page, even if the PFP Ads are displayed along with search results from sources other than the PFP Service, Local shall ensure that the *** PFP Ad on such Local Results Page is the *** PFP Ad provided by Idearc in response to the Local Query generating such Local Results Page (although not necessarily the *** advertisement appearing on such Local Results Page) and that the *** PFP Ad (if any) on such Local Results Page is the *** PFP Ad provided by Idearc in response to the Local Query generating such Local Results Page (although not necessarily the *** advertisement appearing on such Local Results Page), etc., regardless of whether or not any of the PFP Ads that are displayed are displayed in a featured advertising box or otherwise) or as otherwise reasonably requested by Idearc.
Notwithstanding anything to the contrary, in no event shall Local display any PFP Ad at any position on any Local Results Page resulting from any Local Query initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form without the prior written approval of Idearc.
Notwithstanding anything to the contrary, with respect to each Local Query initiated through a Local Hosted Search Form on the PG Local-Owned Web Site or through a Local Hosted Search Form on an LC Co-Branded Site or through an LC TP Search Form, Local shall not display any PFP Ad contained within Search Results resulting from such Local Query on any single resulting Local Results Page more than one time, without the prior written consent of Idearc.

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